Exhibit 99.2

Criteo to Acquire Hooklogic
Strengthening its Performance Marketing
Platform
October 4, 2016

2 | Copyright © 2016 Criteo

Safe Harbor Statement
This presentation contains “forward-looking” statements that are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include information concerning the anticipated acquisition, our possible or assumed future results of operations, business strategies, financing plans, projections, competitive position, industry environment, potential growth opportunities, potential market opportunities and the effects of competition.
Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipates,” “believes,” “could,” “seeks,” “estimates,” “intends,” “may,” “plans,” “potential,”
“predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation.
You should read the Company’s most recent Annual Report as filed on Form 10-K, on February 29,
2016, including the Risk Factors set forth therein and the exhibits thereto, completely and with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.

3 | Copyright © 2016 Criteo

Agenda
2
What is the Hooklogic solution?
3
What is the strategic rationale for acquiring
Hooklogic?
1
What are we announcing
today?
4
What is the financial impact of the
acquisition?
5
What key benefits and opportunities does this
acquisition bring Criteo?

4 | Copyright © 2016 Criteo

Criteo to Acquire Hooklogic
• Criteo signed a definitive agreement to acquire
 100% of Hooklogic shares outstanding
• Total consideration price of $250M in cash*
• The transaction is expected to close in Q4 2016
* Subject to net working capital, net debt and other adjustments at closing

5 | Copyright © 2016 Criteo

Broader base of retailer partners
New demand
Future innovation
The acquisition of Hooklogic brings Criteo key strategic benefits and opportunities
1
2
3
Extends Criteo’s performance marketing business to brand manufacturers
Expands the Hooklogic business through Criteo’s broad base of retail customers
Provides additional expertise for enhancing existing products and building future performance marketing products

6 | Copyright © 2016 Criteo

Who is Hooklogic?
• Pioneer of a performance marketing
 exchange for consumer brand
 manufacturers
• Connects many of the world’s largest retail
 ecommerce sites with consumer brand
 manufacturers
• Privately-held company, founded in
 2004, headquartered in New York City
• ~$130M gross revenue expected in 2016, over +100%
 year-over-year;
 ~190 full-time employees
• Works with over 1,000 consumer brands and 50 retailer
 partners

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The Hooklogic team brings some of the brightest minds in
performance marketing
Jason Ordway
Chief Technology Officer
John Roswech
Chief Revenue Officer
Jonathan Opdyke
Co-founder & CEO
Jonn Behrman
Chief Product Officer

8 | Copyright © 2016 Criteo

What does Hooklogic do?
Bid on sponsored product ads embedded in
ecommerce properties
and high-traffic publisher sites
Pay for clicks
Measure ROI through Hooklogic’s post-click
attribution technology
Hooklogic operates the Hooklogic Exchange, a performance
marketing exchange
that enables consumer brand manufacturers to:

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Hooklogic works with many of the world’s largest consumer brand manufacturers

Walmart
sears
macy's
KOHL'S
COSTCO WHOLESALE
TARGET
Toys"R"Us
kmart
Peapod
BOXED
Argos
instacart
Rakuten
DEBENHAMS
overstock
HSN
freshdirect
wayfair
BED BATH & BEYOND
BEST BUY
STAPLES
BABIES"R"US
bol.com
ASDA
AMERICANAS
Auchan
newegg.com
La Redoute
Cabela's
TESCO

criteo.

10 | Copyright © 2016 Criteo

Hooklogic partners with the world’s biggest retailers to target high-
intent shoppers
…and many more!
Criteo retailer clients

11 | Copyright © 2016 Criteo

The Hooklogic solution brings clear benefits to consumer brands and retailers alike
Consumer brands reach consumers
via Hooklogic solution
Retailers earn revenue
by monetizing site traffic via CPC-based
native ads
Consumer brands marketing spend is directly linked to retail sales via post-click attribution technology
Performance marketing for brands
Retailers
Consumer brands

On Retail Page

Off Retail Page

Product Detail Page

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How does the Hooklogic solution work?
The Hooklogic Exchange is a unique marketplace where brand manufacturers bid on Hooklogic Sponsored Products ads and Hooklogic Drive to Retail ads
Product Detail
Page
Sponsored Products
Drive to Retail
• Ad campaigns
 on retailer site
• Tools to optimize
 bids, keywords
 and results
• Native
 sponsored
 listings ads
• Direct link to
 retailer’s product
 detail page
• Ad campaigns on
 high-traffic publisher
 sites
• Enable brands to
 reach
 in-market shoppers
• Drive consumers back
 to product page on
 retailer sites

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Hooklogic fits neatly into Criteo’s strategy
Strengthen Criteo’s Performance Marketing Platform
• Powerful machine-learning technology
• Pooled assets to drive performance
• Addresses consumer brands’ needs for
 performance for online and offline sales
• Providing cohesive and personalized
 experience to consumers
• Driving seamless, accountable
 performance across consumer journey
Criteo’s DNA & Key assets
Enhanced Criteo solution
• Focus on accountable performance
• Large scale networks
• Global footprint
• Rich data sets
• Creates additional revenue stream
 for retailers
While always...

The World's Performance Marketing Platform

Brand Manufactur ers
L'ORÉAL
GROUPON
Coca-Cola
zalando
Canon
La Redoute
Disney
Rakuten
P&G
Booking.com
criteo.
Google
macy's
YAHOO! JAPAN
BEST BUY
facebook
Walmart
Baidu百度
Toys"R"Us
The New York Times
Rakuten
Yandex
sears

criteo.

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Consumers
Cross Device Graph
Email
Display
Search
App Installs
Prospecting
Remarketing
Video
What we have
In development
Consumer
Offline
With Hooklogic, we strengthen our World’s Performance Marketing
Platform
Retailer
Publishers
Advertisers
Publishers
Retail,
Travel
&
Classifieds
Direct
Publishers
What Hooklogic
brings

15 | Copyright © 2016 Criteo

We expect a positive financial impact from the Hooklogic
acquisition in the midterm
Revenue ex-TAC
Adjusted EBITDA
2017
2018
2019
Mid-single-digit share
of global Revenue ex-TAC
Slightly
dilutive to neutral
Accretive
~10% share
of global Revenue ex-TAC

Our success is based
on providing relevant,
accountable, seamless
marketing at scale
Hooklogic strengthens
our World’s
Performance Marketing
Platform

The World’s
Performance
Marketing
Platform